UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2021

MDC PARTNERS INC.

(Exact name of Registrant as Specified in Its Charter)

Canada	001-13718	98-0364441
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One World Trade Center, Floor 65, New York, NY 10007

(Address of principal executive offices and zip code)

(646) 429-1800
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Subordinate Voting Shares, no par value	MDCA	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On July 26, 2021, MDC Partners Inc. (“MDC” or the “Company”) held a special meeting of shareholders (the “Special Meeting”), in connection with the transaction agreement, dated as of December 21, 2020, by and among Stagwell Media LP (“Stagwell”), MDC, New MDC LLC (“New MDC”) and Midas Merger Sub 1 LLC (“Merger Sub”), as amended on June 4, 2021 and July 8, 2021 (the “Transaction Agreement”), pursuant to which, among other things, the Company will merge with certain subsidiaries of Stagwell (the “Transaction”). The terms of the Transaction and the related proposals are described in more detail in the Company’s definitive proxy statement/prospectus filed with the Securities and Exchange Commission (the “SEC”) on May 10, 2021, as supplemented on July 12, 2021 and July 19, 2021 (the “Proxy Statement/Prospectus”).

As of the close of business on May 10, 2021, the record date for the Special Meeting, 78,601,838 shares of the Company Class A Subordinate Voting Shares (“Class A Shares”), 3,743 shares of the Company Class B Voting Shares (“Class B Shares”), 95,000 shares of the Company Series 4 Convertible Preference Shares (“Series 4 Shares”) and 50,000 shares of the Company Series 6 Convertible Preference Shares (“Series 6 Shares”) were outstanding (collectively, the “MDC Shares”). 64,128,850 Class A Shares, 51 Class B Shares, 95,000 Series 4 Shares and 50,000 Series 6 Shares were represented in person or by proxy at the Special Meeting, and therefore a quorum was present.

Each of the matters submitted to a vote of the Company’s shareholders at the Special Meeting was approved by the requisite vote of the Company’s shareholders. The final results of the voting on each matter submitted to shareholders at the Special Meeting are set forth below.

Proposal 1 – A proposal to approve the redomiciliation of MDC from the federal jurisdiction of Canada to the State of Delaware (the “Redomiciliation”, and the redomiciled Company, “MDC Delaware”).

The holders of the outstanding MDC Shares, voting together as a single class, approved the proposal based on the following number of votes:

For	Against
48,186,035	16,088,835

The holders of the outstanding MDC Shares, excluding the votes held by persons described in items (a) through (d) of Section 8.1(2) of MI 61-101, including Stagwell, Mark Penn, and Bradley Gross, voting together as a single class, approved the proposal based on the following number of votes:

For	Against
33,058,602	16,088,835

Proposal 2 – A proposal to approve the Transaction, other than the Redomciliation, including (i) MDC Delaware’s merger with Merger Sub and conversion into a limited liability company (“OpCo”), and (ii) Stagwell’s contribution of certain equity interest in exchange for 180,000,000 common membership interests of OpCo and 180,000,000 Class C Common Stock of New MDC (the “Stagwell Issuance”).

The holders of the outstanding MDC Shares, voting together as a single class, approved the proposal based on the following number of votes:

For	Against
49,897,961	14,376,909

The holders of the outstanding MDC Shares, excluding the votes held by persons described in items (a) through (d) of Section 8.1(2) of MI 61-101, including Stagwell, Mark Penn, and Bradley Gross, voting together as a single class, approved the proposal based on the following number of votes:

For	Against
34,770,528	14,376,909

Proposal 3 – A proposal to approve the granting of the proxy in relation to the MDC Delaware common shares and MDC Delaware Series 6 Shares.

The holders of the outstanding shares of Class A Shares, Class B Shares and Series 6 Shares, voting together as a single class, approved the proposal based on the following number of votes:

For	Against
49,822,825	14,357,045

Proposal 4 – A proposal to approve, in accordance with NASDAQ Listing Rule 5635, the issuance of Series 6 Shares, as described in Proposal 3.

The holders of the outstanding shares of Class A Shares and Class B Shares, voting together as a single class, approved the proposal based on the following number of votes:

For	Against
49,750,237	14,379,633

Proposal 5 – A proposal to approve, in accordance with NASDAQ Listing Rule 5635, the Stagwell Issuance, as described in Proposal 2.

The holders of the outstanding shares of Class A Shares and Class B Shares, voting together as a single class, approved the proposal based on the following number of votes:

For	Against
49,686,093	14,443,777

Proposal 6 – A proposal to approve, by non-binding, advisory vote, certain compensation that may be paid or become payable to the Company’s named executive officers in connection with the Transaction.

The holders of the outstanding shares of Class A Shares and Class B Shares, voting together as a single class, approved the proposal based on the following number of votes:

For	Against
57,642,821	6,487,049

Item 8.01 Other Events.

On July 26, 2021, MDC issued a notice of conditional full redemption to the holders of MDC’s 7.500% Senior Notes due 2024. A copy of the notice of redemption is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On July 26, 2021, MDC issued a press release announcing certain amendments and waivers set out in the third supplemental indenture dated February 8, 2021 in respect of its 7.500% Senior Notes due 2024 are operative with immediate effect. A copy of the press release is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This communication may contain certain forward-looking statements (collectively, “forward-looking statements”) within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended and Section 21E of the U.S. Exchange Act and the United States Private Securities Litigation Reform Act of 1995, as amended, and “forward-looking information” under applicable Canadian securities laws. Statements in this document that are not historical facts, including statements about MDC’s or Stagwell’s beliefs and expectations and recent business and economic trends, constitute forward-looking statements. Words such as “estimate,” “project,” “target,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “create,” “intend,” “could,” “should,” “would,” “may,” “foresee,” “plan,” “will,” “guidance,” “look,” “outlook,” “future,” “assume,” “forecast,” “focus,” “continue,” or the negative of such terms or other variations thereof and terms of similar substance used in connection with any discussion of current plans, estimates and projections are subject to change based on a number of factors, including those outlined in this section. Such forward-looking statements may include, but are not limited to, statements related to: future financial performance and the future prospects of the respective businesses and operations of MDC, Stagwell and the combined company; information concerning the Transaction; the anticipated benefits of the Transaction; the likelihood of the Transaction being completed; the anticipated outcome of the Transaction; the tax impact of the Transaction on MDC and shareholders of MDC; regulatory and stock exchange approval of the Transaction; and the timing of the implementation of the Transaction. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement, including the risks identified in our filings with the Securities Exchange Commission.

These forward-looking statements are subject to various risks and uncertainties, many of which are outside MDC’s control. Important factors that could cause actual results and expectations to differ materially from those indicated by such forward-looking statements include, without limitation, the risks and uncertainties set forth under the section entitled “Risk Factors” in the registration statement on Form S-4 filed on February 8, 2021, and as amended on March 29, 2021, April 21, 2021 and April 30, 2021 (the “Form S-4”), under the section entitled “Risk Factors” in the proxy statement/prospectus on Form 424B3 filed on May 10, 2021, as supplemented on July 12, 2021 and July 19, 2021 (together with the Form S-4, the “Proxy Statement/Prospectus”), under the caption “Risk Factors” in MDC’s Annual Report on Form 10-K for the year-ended December 31, 2020 under Item 1A and under the caption “Risk Factors” in MDC’s Quarterly Report on Form 10-Q for the quarter-ended March 31, 2021 under Item 1A. These and other risk factors include, but are not limited to, the following:

•	an inability to realize expected benefits of the Transaction or the occurrence of difficulties in connection with the Transaction;

•	adverse tax consequences in connection with the Transaction for MDC, its operations and its shareholders, that may differ from the expectations of MDC or Stagwell, including that future changes in tax law, potential increases to corporate tax rates in the United States and disagreements with the tax authorities on MDC’s determination of value and computations of its tax attributes may result in increased tax costs;
•	the occurrence of material Canadian federal income tax (including material “emigration tax”) as a result of the Transaction;
•	the impact of uncertainty associated with the Transaction on MDC’s and Stagwell’s respective businesses;
•	direct or indirect costs associated with the Transaction, which could be greater than expected;
•	the risk that a condition to completion of the Transaction may not be satisfied and the Transaction may not be completed; and
•	the risk of parties challenging the Transaction or the impact of the Transaction on MDC’s debt arrangements.

You can obtain copies of MDC’s filings under its profile on SEDAR at www.sedar.com, its profile on the SEC’s website at www.sec.gov or its website at www.mdc-partners.com. MDC does not undertake any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as expressly required by law. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Notice of Redemption, dated as of July 26, 2021, of MDC Partners Inc.
99.2	Operative Time Press Release, dated as of July 26, 2021, of MDC Partners Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 26, 2021

MDC Partners Inc.

By:	/s/ FRANK LANUTO
Frank Lanuto
Chief Financial Officer